UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Venture Lending & Leasing IV, Inc.

(Name of Registrant as Specified in its Charter)

N/A

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VENTURE LENDING & LEASING IV, INC.

NOTICE OF ANNUAL SHAREHOLDER MEETING

TO BE HELD ON MAY 13, 2009

To the Shareholder of Venture Lending & Leasing IV, Inc.:

An Annual Shareholder Meeting of Venture Lending & Leasing IV, Inc. (“the Fund” or “Fund IV”) will be held at 11:00 AM, Pacific time, on May 13, 2009, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the election of seven members of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2009.

Each shareholder that owned shares of the Fund on the close of business on March 31, 2009 is entitled to vote at this meeting.  A shareholder may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail.  A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

/s/ Ronald W. Swenson

RONALD W. SWENSON

Chairman of the Board of the Fund

April 21, 2009

If you plan to attend our meeting in person, please call Martin D. Eng at (408) 436-8577 X17

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please complete the enclosed proxy card, date and sign it, and return it by fax or e-mail.

VENTURE LENDING & LEASING IV, INC.

2010 North First Street, Suite 310

San Jose, CA 95131

PROXY STATEMENT

ANNUAL SHAREHOLDER MEETING

May 13, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2009: This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2008, are available on the internet at the following address: www.intralinks.com.

Introduction

The Board of Directors of Venture Lending & Leasing, IV, Inc. (the “Fund” or “Fund IV”) has issued this proxy statement to solicit proxies for use at the Annual Shareholder Meeting of the Fund to be held at 11:00 AM, Pacific time, on May 13, 2009, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the “Meeting”).  At the Meeting, the election of seven members of the Board of Directors of Fund IV and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2009 will be considered and voted upon (the “Proposals”).  This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 21, 2009.

On March 31, 2009, the record date for the Meeting (“Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund IV outstanding and entitled to vote.  For a shareholder’s Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 11, 2009.  A shareholder may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail.  A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person.  The Fund’s Board of Directors does not have a formal policy regarding whether directors will attend annual shareholder meetings.  Historically, shareholder meetings have been conducted by proxy, with no shareholders attending.  Should a shareholder indicate an intention to attend the Meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matter listed in the accompanying Notice of Annual Shareholder

Meeting and “for” any other matters deemed appropriate.  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue.  Therefore, with respect to the Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are required to vote “for” the Proposals in favor of such adjournment, and will vote those proxies which they are required to vote “against” the Proposals against such adjournment.  A shareholder vote may be taken on one or both Proposals prior to such adjournment if sufficient votes have been received.

The election of each of the nominated directors of the Fund requires approval by a plurality of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present, and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2009 requires approval by a majority of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present.  100% of the Fund’s outstanding Shares are owned by Venture Lending & Leasing IV, LLC (the “LLC”).  The LLC in turn is owned by its members (the “LLC Members”).  The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund.  Accordingly, the election of each of the nominated directors of the Fund requires the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”), and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2009 requires the prior approval of at least a majority of the outstanding LLC Shares.

Annex A to this Proxy Statement sets forth information about the beneficial owners and “groups” of beneficial owners (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (“Exchange Act”), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

Proxy solicitation will be made primarily by e-mail and fax, but proxy solicitations also may be made by mail, telephone calls or personal meetings conducted by officers and employees of the Fund and Westech Investment Advisors, Inc. (“Westech Investment

Advisors”).  The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

The Annual Report for the Fund for its year ended December 31, 2008 has previously been delivered to the Fund’s shareholder.

Election of Directors  (Proposal 1) – General Matters

All the nominees have consented to serve as directors of the Fund if elected.  If elected, each nominee will serve until the next annual shareholder meeting or until his successor is elected and shall have qualified.  Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees.  If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee presented at the Meeting.

These nominees, if elected, will constitute the entire Board of Directors of the Fund.  To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

The directors of the Fund that are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940 (the “Independent Directors”), constitute its Audit Committee.  The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent registered public accounting firm and recommends the engagement of the independent registered public accounting firm.  The Fund’s Board of Directors has adopted a written charter for the Audit Committee, the current version of which was attached to the Fund’s proxy statement for its 2008 Annual Shareholder Meeting, filed with the Securities and Exchange Commission on April 28, 2008.  The Audit Committee Charter requires that the Fund’s Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission.  The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.

The Independent Directors of the Fund also constitute its Nominating Committee.  The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors. The Charter of the Nominating Committee was attached to the Fund’s proxy statement for its 2008 Annual Shareholder Meeting, filed with the Securities and Exchange Commission on April 28, 2008.  The Nominating Committee will consider nominees recommended by LLC Members.  Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 2010 North First Street, Suite 310, San Jose, California  95131.  Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.

The Nominating Committee has not set minimum qualifications that must be met by director nominees.  Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style.  All of the Fund’s current Independent Directors were recommended to the Nominating Committee by Westech Investment Advisors.  In addition to the factors described above, the Nominating Committee considered that fact that all of the Independent Directors have been directors of prior business development companies managed by Westech Investment Advisors with investment programs similar to that of the Fund, and thus are conversant with the investment program of the Fund and related issues.

Because the executive officers of the Fund do not receive compensation for their services to the Fund, the Fund does not have a compensation committee.

The following table shows the compensation of the directors of the Fund during the last fiscal year:

Name and Position	Aggregate Compensation from the Fund
Independent Directors
John F. Cogan Director	$11,000
J. Michael Egan Director	$16,000
Louis W. Moelchert, Jr. Director	$10,000
Arthur C. Spinner Director	$10,000
Non-Independent Directors
Bernard J. Angelo (1) Director	$5,000
Salvador O. Gutierrez Director	$0
Ronald W. Swenson Director, Chairman, Chief Executive Officer	$0

(1) Compensation by the Fund for Mr. Angelo’s services is paid directly to Global Securitization Services, LLC, for which Mr. Angelo serves as Vice President.

The Fund’s Independent Directors each receive an annual fee from the Fund of $10,000.  Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000.  The Chair of the Fund’s Audit Committee also receives an annual retainer fee in the amount of $5,000.  With the exception of Mr. Angelo, the Fund’s directors who are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, receive no compensation from the Fund for their services as directors.  Mr. Angelo receives an annual fee of $5,000 from the Fund for his services as a director.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2) – General Matters

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009, which appointment was unanimously approved by the Board of Directors of the Fund.  More information on Deloitte & Touche LLP is set forth below.

Proposal 1

TO ELECT SEVEN DIRECTORS OF THE FUND

The following table provides information concerning each nominee for election to the Board of Directors of Fund IV.  Each of our directors serves until a successor is elected and qualified or until the director’s earlier death, resignation, or removal.  The address of each nominee is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Name of Nominee for Director	Age	Positions(s) Held with Fund	Director Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2008
Independent Directors
John F. Cogan	62	Director	2004

Senior Fellow at Hoover Institution at Stanford University, a public policy research center devoted to the study of politics, economics, political economy, and international affairs; Professor of Public Policy at Stanford University (by courtesy).  Mr. Cogan serves as a director of Gilead Sciences, Inc. and Monaco Coach Corporation.  Mr. Cogan is also a member of the Advisory Boards of VLLI Holdings, LLC (“Fund I”) and VLLI Holdings II, LLC.

					One	$50,001-$100,000 (1)

J. Michael Egan	56	Director	2004

Chairman and CEO, iBalance Medical, Inc., a privately held medical device company; CEO, Steadman Hawkins Research, an independent orthopedic research institute; director of Cardica, Inc.; board member of several private medical device companies.    President and Chief Executive Officer of Bluebird Development, L.L.C. (1996-2004), a financial partnership with Kobayashi Pharmaceutical Company, an Osaka, Japan based distributor of medical devices in Asia.  Mr. Egan is also a member of the Advisory Board of Fund I.

				One	Over $100,000 (1)
Louis W. Moelchert, Jr.	66	Director	2007

Managing Partner, Private Advisors, L.L.C.; President of Spider Management Co., the investment management company of the University of Richmond Endowment, until 2006.   Mr. Moelchert is also a member of the Advisory Board of Venture Lending & Leasing III, LLC (“Fund III”).

				One	None
Arthur C. Spinner	59	Director	2007

Managing Partner of Spinner Asset Management, an investment management firm, since 1993, and Chairman of the Board of Spinner Global Technology Fund, a private client fund that invests globally in smaller capitalization, information technology stocks, since 1993.  Mr. Spinner was the General Partner of Hambro International Equity Partners from 1981-1998 and is also a member of the Advisory Board of Fund III.

				One	Over $100,000 (1)
Non-Independent Directors

Bernard J. Angelo (2)	38	Director	2004	Senior Vice President of Global Securitization Services, LLC, a company that provides multiple support services to structured financial vehicles.	Two (the Fund and Venture Lending & Leasing V, Inc.)	None
Salvador O. Gutierrez (3)	65	Director	2004	Director of Westech Investment Advisors since 1994; President of Westech Investment Advisors from 1994 until October 2007; President of the Fund until October 2007.	Two (the Fund and Venture Lending & Leasing V, Inc.)	Over $100,000 (1)
Ronald W. Swenson (3)	64	Director, Chairman, Chief Executive Officer	2004	Chief Executive Officer and director of Westech Investment Advisors since 1994.	Two (the Fund and Venture Lending & Leasing V, Inc.)	Over $100,000 (1)

(1)

Represents indirect ownership of Shares in the Fund held by the LLC.  The director beneficially owns a membership interest in the LLC, which owns 100% of the Fund’s Shares.  As a result, the director may be deemed to be a beneficial owner of a portion of the Shares of the Fund.  As of December 31, 2008, the Fund’s equity was $211.9 million.  Because there is no trading market for the Fund’s Shares, this equity amount was used to determine a per Share value of $2,118.90.  This per Share value was then used to determine the aggregate dollar range of equity securities in the Fund that may be deemed to be beneficially owned by the director.  The director disclaims beneficial ownership of the Shares except to the extent of his pecuniary interest in the LLC, and the inclusion of the Shares in the above table shall not be deemed an admission of beneficial ownership of the Shares for purposes of Section 16 of the Exchange Act, or for any other purpose.

(2)

Mr. Angelo serves as the Fund’s “Designated Director” pursuant to the Fund’s Amended and Restated Articles of Incorporation (the “Articles”).  Because the Articles require the Designated Director, when voting on certain matters, to consider his primary fiduciary duty to be to the Fund (including, without limitation, to its creditors) and not to the shareholders of the Fund, the Fund treats Mr. Angelo as an “interested person” of the Fund under the Investment Company Act of 1940.

(3)

Because of Messrs. Gutierrez’s and Swenson’s positions with Westech Investment Advisors, the Investment Manager of the Fund, they are “interested persons” of the Fund.

During the year ended December 31, 2008, the Board of the Fund met four times, the Audit Committee met two times, and the Nominating Committee met one time.  Each of the incumbent directors, other than Messrs. Angelo and Spinner, attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he served held during the last fiscal year and while he served as a director.

In March of 2007, the Fund made a loan commitment to iBalance Medical, Inc. (“iBalance”) in the amount of $2,000,000, which commitment was funded in two installments of $1,000,000 each, in March and December of 2007.  J. Michael Egan, a director of the Fund and nominee for re-election at this meeting, is also Chairman of iBalance Medical, Inc. (“iBalance”), and held both such positions at the time the loan commitment was made.  Mr. Egan also became Chief Executive Officer of iBalance in December of 2007.  The largest amount of principal outstanding under the loan during the year ended December 31, 2008 was approximately $1,800,000.  As of April 1, 2009, the amount of principal outstanding under the loan was approximately $1,000,000.

The Board has adopted written “Section 57 Procedures” pursuant to Section 57 of the Investment Company Act of 1940, as amended, which provide that the Fund may only enter into transactions with certain categories of affiliated persons, as defined in such Act, if the transaction is approved by a majority of the Fund’s directors who have no interest in the transaction, and a majority of the Fund’s Independent Directors, on the basis that the (i) the terms of the transaction, including the consideration to be paid or received, are reasonable and fair to the shareholder of the Fund and do not involve overreaching of the Fund or its shareholder on the part of any person concerned; and (ii) the proposed transaction is consistent with the interests of the shareholder of the Fund and is consistent with the policy of the Fund as recited in its filings made with the Securities and Exchange Commission and its reports to its shareholder.  Because the loan transaction with iBalance did not qualify as a transaction requiring the heightened approval standards of the Section 57 Procedures, the Board did not approve the loan transaction pursuant to such Procedures.  However, because the iBalance transaction highlighted the fact that certain related party transactions do not meet the Section 57 criteria, but could still benefit from Board review, the Board intends to adopt a policy, to be memorialized in writing in the Fund’s Compliance Manual, that any transaction with a “related person” that would require disclosure under Item 404 of Regulation S-K must be approved by a majority of the Fund’s directors who have no interest in the transaction, and a majority of the Fund’s Independent Directors (taking into account, among such other factors as the directors deem appropriate, whether the transaction is on terms no less favorable than terms generally available to an unrelated party under the same or similar circumstances, and the extent of the related person’s interest in the transaction).

Proposal 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009, and such appointment was unanimously approved by the Board of Directors of the Fund.  Information concerning the Audit Committee’s recommendation regarding the selection of Deloitte & Touche LLP is set forth in the Audit Committee Report below, and information concerning the fees charged by Deloitte & Touche LLP and its affiliates is set forth under “Other Information” below.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the year ended December 31, 2008.  The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 114, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee considered whether the provision of non-financial audit services were compatible with Deloitte & Touche LLP’s independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.  The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as independent registered public accounting firm for the year ending December 31, 2009.

Audit Committee

J. Michael Egan

(Chairman)

John Cogan

Louis W. Moelchert

Arthur Spinner

Other Information

Manager.  The Fund is a party to a Management Agreement dated as of May 28, 2004 between the Fund and Westech Investment Advisors.  The Management Agreement was last approved by the Fund’s Board of Directors at a meeting held on December 12, 2008.  During the Fund’s year ended December 31, 2008, the following compensation was paid by the Fund to Westech Investment Advisors pursuant to the terms of the Management Agreement:

Management Fee
$8,219,410

Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940.  Messrs. Swenson and Gutierrez are directors of Westech Investment Advisors, and each own 50% of its voting securities.  Mr. Swenson is also an executive officer of Westech Investment Advisors, and Mr. Gutierrez was an executive officer of Westech Investment Advisors until October 2007. Westech Investment Advisor’s principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

Independent Registered Public Accounting Firm.  Effective May 2004, Deloitte & Touche LLP served as the Fund’s independent registered public accounting firm.  The Audit Committee has considered the independence of Deloitte & Touche LLP, and has concluded that the provision of non-audit services by Deloitte & Touche LLP and the other member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively referred to as the “Deloitte entities”) is compatible with maintaining auditor independence.  Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

The following is a summary of the aggregate fees paid by the Fund to the Deloitte entities.

Audit Fees.  The aggregate fees charged for professional services required for the audit of the Fund’s annual financial statements for the fiscal years ended December 31, 2008 and 2007 and the reviews of the interim financial statements included in the Fund’s Form 10-Qs for 2008 and 2007 were $102,129 (2008) and $123,053 (2007).

Tax Fees.  The aggregate fees charged for tax advisory and preparation services for the fiscal years ended December 31, 2008 and 2007 were $20,300 (2008) and $25,300 (2007).

All Other Fees.  The Deloitte entities did not provide any other services for the fiscal years ended December 31, 2008 and 2007.

As set forth in the Audit Committee Charter, all auditing services and permitted non-audit services to be performed for the Fund by the independent registered public accounting firm are pre-approved by the Audit Committee in accordance with the requirements of the Sarbanes-Oxley Act of 2002.  The Audit Committee followed such procedures with respect to the approval of the fees described above.

Executive Officers of the Fund.  The following are the executive officers of the Fund other than Mr. Swenson.  The address of each officer is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Name and Position With Fund	Age	Principal Occupation and Business History

Maurice C. Werdegar, President	43	President of Westech Investment Advisors since October 2007; various other positions with Westech Investment Advisors since 2001.
Martin D. Eng, Vice President and Chief Financial Officer, Secretary and Treasurer	57

Vice President and Chief Financial Officer, Secretary and Treasurer of Westech Investment Advisors since 2005; Vice President and Corporate Treasurer of PeopleSoft, Inc., 2004-2005; Assistant Treasurer of CNF Inc., 2000-2004.

Jay L. Cohan, Vice President and Assistant Secretary	43	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 1999.
David R. Wanek, Vice President	36	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 2000.

Compensation of Executive Officers.  Executive officers of the Fund do not receive any compensation for their services to the Fund.

Annual Reports.  The Fund will furnish to shareholders, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than ten percent of our capital shares registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership of our capital shares with the Securities and Exchange Commission, and to provide copies of such reports to us.   Based on our review of the copies of beneficial ownership reports received by us, we believe that, during the fiscal year ended December 31, 2008, all such ownership reports were filed on a timely basis.

Submission of Shareholder Proposals.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131.  To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2010.

Other Matters to Come Before the Meeting.  The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

By order of the Board of Directors of the Fund

/s/ Ronald W. Swenson

Chairman of the Board of the Fund

April 21, 2009

ANNEX A

Beneficial Ownership of Fund Shares

As of March 31, 2009, there were 100,000 shares of Common Stock of Fund IV, $0.001 par value, issued and outstanding, all owned by Fund IV’s sole shareholder, the LLC.

Under the LLC’s Operating Agreement, the LLC may take no action as shareholder of Fund IV without first soliciting and/or taking instructions from the LLC members, to the same extent as if the members of the LLC were shareholders of Fund IV, with ownership interests therein identical to their respective ownership of LLC Shares in the LLC.  Accordingly, for purposes of the tables below, the respective ownership of LLC Shares by the members of the LLC is addressed as if such members owned an identical pro rata interest in the outstanding shares of Fund IV.

Beneficial Owners of More Than 5% of Fund IV Shares as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing IV, LLC	100,000; 100%
Westech Investment Advisors, Inc.**	100,000; 100%
The Board of Trustees of the Leland Stanford Junior University***	14,800; 14.80%
Rocket Investments Pte Ltd***	10,000; 10.00%
Gordon E. and Betty I. Moore Foundation***	10,000; 10.00%
Pfizer, Inc.***	10,000; 10.00%
University of Notre Dame du Lac***	6,000; 6.00%
Mayo Foundation Master Retirement Trust****	6,000; 6.00%
Mayo Foundation****	6,000; 6.00%

* The address of each of the shareholders listed in this Annex is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

** Westech Investment Advisors may be deemed to be a beneficial owner of the 100,000 shares of Fund IV owned by the LLC by virtue of its position as the managing member of the LLC.

***  Each is an indirect beneficial owner of more than 5% of the shares by virtue of owning more than 5% of the membership interests in the LLC.

**  Each of the Mayo Foundation Master Retirement Trust and the Mayo Foundation is an indirect beneficial owner of 6.00% of the shares by virtue of the fact that it may be deemed to beneficially own 6.00% of the membership interests in the LLC.  Each of the Mayo Foundation Master Retirement Trust and the Mayo Foundation owns 3.00% of the membership interests in the LLC.  By reason of their common management, each may be deemed to beneficially own, in the aggregate, 6.00% of the membership interests in the LLC.  Mayo Foundation Master Retirement Trust expressly disclaims beneficial ownership of the interests held by Mayo Foundation.  Mayo Foundation expressly disclaims beneficial ownership of the interests held by Mayo Foundation Master Retirement Trust.

Beneficial Ownership of Fund IV Shares by Fund Directors and Executive Officers as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Ronald W. Swenson**	100,000; 100%
Salvador O. Gutierrez**	100,000; 100%
All directors and executive officers as a group (8 persons)***	100,000; 100%

Other than Messrs. Swenson and Gutierrez, no director or executive officer of Fund IV may be deemed to beneficially own in excess of 1% of the Shares outstanding.

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

** Each of Messrs. Swenson and Gutierrez may be deemed to be an indirect beneficial owner of the 100,000 shares of Fund IV owned by the LLC by virtue of his relationship to Westech Investment Advisors, the managing member of the LLC.  Each of Messrs. Swenson and Gutierrez is a 50% shareholder and a director of Westech Investment Advisors, and Mr. Swenson is an officer of Westech Investment Advisors.

*** Other than as set forth above with regard to Messrs. Swenson and Gutierrez, each is an indirect beneficial owner of shares by virtue of owning a membership interest in the LLC.  If the 100,000 shares that are owned by the LLC and may be deemed to be beneficially owned by Messrs. Gutierrez and Swenson are disregarded, the directors and executive officers, as a group, beneficially own 1,880, or 1.888%, of the outstanding shares.

PROXY

Venture Lending & Leasing IV, Inc.

Annual Meeting of Shareholders – May 13, 2009

The undersigned hereby appoints as proxies Martin D. Eng, Ronald W. Swenson, and Maurice C. Werdegar and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present.  The Shares represented by this proxy will be voted as instructed.  Unless otherwise indicated to the contrary for a proposal, this proxy shall be deemed to grant authority to vote “FOR” the proposal.  This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing IV, Inc.

Please sign and date this proxy and return it to Westech Investment Advisors, by fax to the attention of Lynda Colletta, at (408) 436-8625, or by e-mail to lyndac@westerntech.com.

Please indicate your vote by an “X” in the appropriate box below.  The Board of Directors recommends a vote “FOR” the proposals below.

Election of Bernard J. Angelo, John F. Cogan, J. Michael Egan, Salvador O. Gutierrez, Louis W. Moelchert, Arthur Spinner, and Ronald W. Swenson as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

	FOR ______	AGAINST ______	ABSTAIN ______
Ratification of the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	FOR ______	AGAINST ______	ABSTAIN ______

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2009: The Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2008, are available on the internet at the following address: www.intralinks.com.

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”  If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________ Name of Shareholder
________________________ Signature ________________________ Title (if applicable)
Dated: _______________, 2009